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                                 DIGITAL RIVER, INC.
                                  LOCKUP AGREEMENT

                                    July 14, 1998

BT Alex. Brown Incorporated
BancAmerica Robertson Stephens
Bear, Stearns & Co. Inc.
c/o BT Alex. Brown Incorporated
1 South Street
Baltimore, MD 21202

Ladies and Gentlemen:

     The undersigned understands that BT Alex. Brown Incorporated, BancAmerica Robertson Stephens and Bear, Stearns & Co. Inc, as representatives (the "Representatives") of the several underwriters (the "Underwriters"), propose to enter into an Underwriting Agreement (the "Underwriting Agreement") among Digital River, Inc. (the "Company") and the Underwriters, providing for the initial public offering (the "Initial Public Offering") by the Underwriters, including the Representatives, of shares of common stock (the "Common Stock") of the Company pursuant to a registration statement to be filed with the Securities and Exchange Commission (the "Commission").

     In consideration of the agreement by the Underwriters to offer and sell the Company's Common Stock pursuant to the Underwriting Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, without the prior written consent of BT Alex. Brown Incorporated, the undersigned will not, directly or indirectly, offer, sell, pledge, contract to sell, grant any option to purchase, grant a security interest in, hypothecate or otherwise sell or dispose of any Common Stock of the Company or common stock of Tech Squared, Inc. ("Tech Squared Stock") (including, without limitation, shares of Common Stock or Tech Squared Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Commission and shares of Common Stock or Tech Squared Stock that may be issued upon the exercise of a stock option or warrant) or any securities convertible into, derivative of or exercisable or exchangeable for or any rights to purchase or acquire Common Stock or Tech Squared Stock, owned directly by the undersigned or with respect to which the undersigned has the power of disposition, in any such case whether now owned or hereafter acquired (other than Common Stock purchased in the open market and not otherwise in breach of this Lockup Agreement) (collectively, the "Shares") during the period commencing on the date of this Lockup Agreement and ending on the close of business on the one hundred eightieth (180th) day after the date of the Prospectus (as such term is defined in the Underwriting Agreement).

     Notwithstanding the foregoing, (i) the undersigned may transfer any or all of the Shares either during his lifetime or upon death, by gift, will or intestacy, to his immediate family or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his immediate family; PROVIDED, HOWEVER, that in any such case it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Shares subject to the provisions of this Lockup Agreement, and there shall be no further transfer of such Shares except in accordance with this Lockup Agreement; (ii) if the undersigned has received stock options under the Company's stock option plan, he may deliver Common Stock of the Company to the Company as payment for the exercise of the options as prescribed under the stock option plan; or (iii) the undersigned may offer, sell, pledge, contract to sell, grant any option to purchase, grant a security interest in, hypothecate or otherwise sell or dispose of up to an aggregate of 400,000 shares of Tech Squared Stock on or after the day following the ninetieth (90(th)) day after the date of the Prospectus (as such term is defined in the Underwriting Agreement).

     In addition, the undersigned agrees that the Company and/or Tech Squared, Inc. will, with respect to any Shares for which the undersigned is the record holder, cause the transfer agent for the Company and/or Tech Squared, Inc. to note stop transfer instructions with respect to such Shares on the transfer books and records of the Company and/or Tech Squared, Inc.

     The undersigned understands that the Company and the Underwriters will proceed toward the proposed Initial Public Offering in reliance upon this Lockup Agreement. If the effective date of the Registration Statement

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(as such term is defined in the Underwriting Agreement) has not occurred on or before November 30, 1998, then this Lockup Agreement shall be null and void.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lockup Agreement. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     This Lockup Agreement supersedes in its entirety the Lockup Agreement executed by the undersigned dated June 5, 1998.

                              Very truly yours,

                                /s/ Joel A. Ronning
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                              Signature

                                Joel A. Ronning
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                              Please Print Name


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                              Please Print Title, if applicable


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                              Additional Signature(s), if stock jointly held

     The undersigned understands that the Company and the Underwriters will proceed toward the proposed Initial Public Offering in reliance upon this Lockup Agreement and agrees to impose stop transfer instructions with respect to such Shares on the transfer books and records of Tech Squared, Inc. in the event of any breach of this Lockup Agreement.

                              TECH SQUARED, INC.

July 14, 1998

                                /s/ Richard J. Apple
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                              Signature

                                Richard J. Apple
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                              Please Print Name

                                Chief Executive Officer
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                              Please Print Title